                                                                   Exhibit 10.11


                                   March 5, 1998



Hutchinson Technology Incorporated
40 West Highland Park
Hutchinson, Minnesota 55350

     Re:  Master Lease Agreement dated as of December 19, 1996, as amended
          ----------------------------------------------------------------

Gentlemen:

     This will confirm the collateral understanding which has been reached between us with respect to the above-referenced Master Lease Agreement (the "Lease"), between General Electric Capital Corporation ("Lessor") and Hutchinson Technology Incorporated ("Lessee"). The interest of Lessor in certain Equipment Schedules executed pursuant to the Lease has been assigned to Firstar Leasing Services Corporation, U.S. Bancorp Leasing & Financial, The Fifth Third Leasing Company, and Selco Service Corporation (collectively, "Assignees"). Assignees join herein to confirm their agreement to the amendments hereinafter set forth.

     In consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Section XXIV of the Lease is amended by deleting Paragraphs (a) through (c) and substituting in lieu thereof the following:

          "    (a) maintain, as at the last day of each fiscal
          quarter, a Leverage Ratio of not more than .5:1.0;

               (b) maintain, as at the last day of each specified fiscal quarter, a ratio of (1) earnings before interest, taxes, depreciation and amortization for the most recently ended twelve (12) month period, to (2) Interest Expense for the most recently ended twelve (12) month period, of not less than the following amount specified for such fiscal quarter:

Hutchinson Technology Incorporated
March 5, 1998
Page 2


            Fiscal Quarter                                            Ratio
            --------------                                            -----
                Q2 1998                                             8.21:1.00
                Q3 1998                                             1.28:1.00
                Q4 1998                                             3.96:1.00
                Q1 1999                                             6.97:1.00
                Q2 1999                                             9.17:1.00
                Q3 1999                                            11.00:1.00
                Q4 1999                                            11.90:1.00
              thereafter                                            6.00:1.00

          ; and

               (c) maintain, as of the last day of each specified fiscal quarter, a Fixed Charge Coverage Ratio of not less than the following amount specified for such fiscal quarter:


            Fiscal Quarter                                            Ratio
            --------------                                            -----
                Q2 1998                                             1.21:1.00
                Q3 1998                                             0.64:1.00
                Q4 1998                                             1.03:1.00
                Q1 1999                                             2.03:1.00
                Q2 1999                                             2.94:1.00
                Q3 1999                                             3.58:1.00
                Q4 1999                                             3.99:1.00
              thereafter                                            2.50:1.00."


     2. In Section XXIV of the Lease, the definition of Fixed Charge Coverage Ratio is amended by deleting Clause (i) and substituting the following in lieu thereof:

          "(i) the sum of earnings before interest, taxes, depreciation, amortization and other non-cash charges
          (determined in accordance with Agreement Accounting
          Principles) and Rentals, all for the most recently ended twelve-month period".

     3. Except as expressly set forth herein, the terms and conditions of the Lease remain unmodified and in full force and effect.


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Hutchinson Technology Incorporated
March 5, 1998
Page 3

     If the foregoing accurately sets forth our understanding with respect to the subject matter hereof, please sign and return the enclosed copy of this letter and it will constitute an amendment of the Lease pursuant to Section XX(f) thereof.

                                  GENERAL ELECTRIC CAPITAL CORPORATION



                                  By:    /s/ David Avigdor
                                         -----------------------------------
                                  Name:  David Avigdor
                                         -----------------------------------
                                  Title: Sr. Transactions Manager
                                         -----------------------------------


                                  FIRSTAR LEASING SERVICES CORPORATION



                                  By:    /s/ William Penkwitz
                                         -----------------------------------
                                  Name:  William Penkwitz
                                         -----------------------------------
                                  Title: A.V.P. - Lease Operations Manager
                                         -----------------------------------


                                  U.S. BANCORP LEASING & FINANCIAL



                                  By:    /s/ Michael J. Rizzo
                                         -----------------------------------
                                  Name:  Michael J. Rizzo
                                         -----------------------------------
                                  Title: Senior Vice President
                                         -----------------------------------


                                  THE FIFTH THIRD LEASING COMPANY



                                  By:    /s/ Tom Bobovread
                                         -----------------------------------
                                  Name:  Tom Bobovread
                                         -----------------------------------
                                  Title: Executive Vice President
                                         -----------------------------------


                                  SELCO SERVICE CORPORATION



                                  By:    /s/ Andrew G. Mesches
                                         -----------------------------------
                                  Name:  Andrew G. Mesches
                                         -----------------------------------
                                  Title: Vice President
                                         -----------------------------------

Hutchinson Technology Incorporated
March 5, 1998
Page 4

AGREED:


HUTCHINSON TECHNOLOGY INCORPORATED


By:    /s/ Ruth N. Bauer
       ------------------------
Name:  Ruth N. Bauer
       ------------------------
Title: Treasurer
       ------------------------